UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2024

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 Meeting Street, Suite 600 North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 2, 2024, Choice Hotels International, Inc. (the “Company”) closed its sale of $600.0 million aggregate principal amount of its 5.850% senior notes due 2034 (the “notes”).

The notes were issued pursuant to an Indenture, dated as of August 25, 2010 (the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (in such capacity, the “Trustee”), as supplemented by a Supplemental Indenture dated as of July 2, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee.

The notes bear interest at the fixed rate of 5.850% per year and mature on August 1, 2034. Interest on the notes is payable semi-annually on February 1 and August 1 of each year, commencing on February 1, 2025. The interest rate payable on the notes will be subject to adjustment based on certain rating events. The Company may redeem the notes, in whole or in part, at any time prior to their maturity at the redemption price described in the Indenture, which includes a make-whole premium. If the notes are redeemed on or after May 1, 2034 (three months prior to the applicable maturity date), the redemption price will be equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to the redemption date. Additionally, at the option of the holders of the notes, the Company may be required to repurchase all or a portion of the notes of a holder upon the occurrence of a change of control event, as defined in the Indenture, at a price equal to 101% of their aggregate principal amount, plus accrued and unpaid interest, to the date of repurchase.

The Indenture provides, among other things, that the notes will be senior unsecured obligations of the Company and rank equal in right of payment to all of the Company’s existing and future unsecured debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the notes.

The Indenture imposes certain limitations on the ability of the Company and its restricted subsidiaries, as defined in the Indenture, to create or incur liens and to enter into sale and leaseback transactions. The Indenture also imposes certain limitations on the ability of the Company to merge or consolidate with or into any other person (other than a merger of a subsidiary into the Company) or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the property of the Company in any one transaction or series of related transactions.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest, breach of covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness, and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding notes may declare the principal of and accrued interest and premium (if any) on all of the notes to be due and payable immediately.

Other material terms of the notes and the Indenture are more fully described in the prospectus supplement, dated June 25, 2024 and filed with the Securities and Exchange Commission (the “Commission”) on June 26, 2024, to the accompanying prospectus filed with the Commission on August 11, 2023, as part of a Registration Statement on Form S-3 (File No. 333-273925) (the “Registration Statement”). The foregoing description of the terms of the notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, which is filed as Exhibit 4.1 hereto and the Fifth Supplemental Indenture, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

The Company and its subsidiaries maintain ordinary banking and commercial relationships with the Trustee and its affiliates, for which they receive customary fees.

A copy of the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, relating to the legality of the notes is attached hereto as Exhibit 5.1 and incorporated into the Registration Statement.

Item 8.01.	Other Events.

On June 25, 2024, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Truist Securities, Inc., as representatives of the underwriters named in Schedule I of the Underwriting Agreement (the “Underwriters”), for the issuance and sale of $600.0 million aggregate principal amount of the notes. The notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification and other obligations of the Company and the Underwriters, including indemnification for liabilities under the Securities Act, and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated June 25, 2024, among Choice Hotels International, Inc. and Wells Fargo Securities, LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC and Truist Securities, Inc., as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 25, 2010, between Choice Hotels International, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed August 25, 2010 (file no. 001-13393))

4.2	Fifth Supplemental Indenture, dated as of July 2, 2024, between Choice Hotels International, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee

4.3	Form of 5.850% Senior Notes due 2034 (included within Exhibit 4.2)

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated July 2, 2024

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE HOTELS INTERNATIONAL, INC.

Date: July 2, 2024	/s/ Simone Wu
Simone Wu Senior Vice President, General Counsel, Corporate Secretary & External Affairs